INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
18.	INCOME TAXES
The components of loss before provision for income taxes for the years ended December 31, 2021, 2020, and 2019 are as follows (in thousands):

	December 31,
	2021	2020	2019
Domestic	$(101,211)	$(156,119)	$(59,408)
Foreign	—	—	—

Loss before income taxes	$(101,211)	$(156,119)	$(59,408)

Due to the Company’s net losses, the Company did not record a provision for federal income taxes during the years ended December 31, 2021, 2020 and 2019, respectively. The Company continues to maintain a full valuation allowance for its net U.S. federal and state deferred tax assets.
The components of the provision for income tax expense for the years ended December 31, 2021, 2020, and 2019 are as follows (in thousands):

	December 31,
	2021	2020	2019
Current:
Federal	$—	$—	$—
State	—	5	6

Total current	—	5	6

Deferred:
Federal	—	—	—
State	—	—	—

Total deferred	—	—	—

Total provision for income taxes	$—	$5	$6

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows:

	December 31,
	2021	2020	2019
Statutory rate	21.00%	21.00%	21.00%
State tax	3.15%	3.19%	7.13%
Foreign income and withholding taxes	1.61%	0.41%	0.08%
Stock-based compensation	6.17%	(0.60)%	(0.51)%
Change in fair value of warrants	0.71%	(11.36)%	0.53%
Other	(1.19)%	—%	(0.04)%
Non-deductible interest expense	(2.53)%	(1.51)%	(2.63)%
Valuation allowance	(28.92)%	(11.13)%	(25.56)%

Total	—%	—%	—%

Deferred income taxes arise from temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes, as well as net operating losses (“NOLs”) and tax credit carryforwards.
Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2021 and 2020 are as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets:
Net operating losses	$92,160	$59,960
Tax credits	741	761
Depreciable assets	604	635
Operating lease liabilities	3,558	—
Accruals and allowances	1,803	575
Stock-based compensation	1,359	83
Deferred revenue	24,734	27,962
Interest expense	1,209	—
Other	3,989	3,035

Total gross deferred tax assets	130,157	93,011
Less: Valuation allowance	(125,082)	(91,315)

Net deferred tax assets	5,075	1,696
Deferred tax liabilities:
Amortization of asset retirement obligation	(768)	(944)
Intangibles	(862)	(752)
Right-of-use assets	(3,445)	—

Total gross deferred tax liabilities	(5,075)	(1,696)

Net deferred taxes	$—	$—

As of December 31, 2021 and 2020, the Company had federal NOL carryforwards of approximately $300.8 million and $199.8 million, respectively, and state NOL carryforwards of approximately $274.6 million and $200.5 million, respectively. The federal and state NOL carryforwards will both begin to expire in 2029. As of December 31, 2021 and 2020, the Company had federal research and development tax credit carryforwards of $0.7 million and $0.7 million, respectively, which begin to expire in 2029 if not utilized. As of December 31, 2021 and 2020, the Company had foreign NOL carryforwards of approximately $9.0 million and zero, respectively. As of December 31, 2021 and 2020, the Company had California research and development tax credit carryforwards of $0.7 million and $0.7 million, respectively, which do not expire. As of December 31, 2021 and 2020, the Company had California Enterprise Zone tax credits of zero and $0.1 million, respectively, which began to expire in 2021.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. As a result of a history of taxable losses and uncertainties as to future profitability, the Company recorded a full valuation allowance against its deferred tax assets. The valuation allowance was $125.1 million and $91.3 million as of December 31, 2021 and 2020, respectively.
Utilization of the NOL carryforwards and tax credit forwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by the Internal Revenue Code Section 382, as well as similar state provisions. In general, an “ownership change,” as defined by the code, results from a transaction or series of transactions over a three- year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Any limitation may result in expiration of all or a portion of the NOL or tax credit carryforwards before utilization. The Company has not performed a detailed analysis to determine whether an ownership change under Section 382 of the Code has previously occurred. As a result, the Company’s ability to utilize existing carryforwards could be restricted.
The Company had gross unrecognized tax benefits of $0.7 million and $0.8 million as of December 31, 2021 and 2020, respectively. There were no
material additions, reductions or settlements of unrecognized tax benefits for years ended December 31, 2021 and 2020. The Company expects resolution of unrecognized tax benefits, if created, would occur while the full valuation allowance of deferred tax assets is maintained. The Company does not expect to have any unrecognized tax benefits that, if recognized, would affect the effective tax rate. As of December 31, 2021, the Company does not have a liability for potential penalties or interest. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.
In the normal course of business, the Company is subject to examination by taxing authorities throughout the United States of America. The Company is not currently under audit by the Internal Revenue Service or similar state or local authorities in relation to its income taxes. The tax return years 2016 through 2020 remain open to examination by the major domestic taxing jurisdictions to which the Company is subject. Net operating losses generated on a tax return basis by the Company for calendar years 2009 through 2021 remain open to examination by the major domestic taxing jurisdictions.